UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:
811-21735

Eaton Vance
Tax-Managed
Buy-Write
Opportunities Fund
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston,
Massachusetts 02109
(Address of Principal Executive Offices)

Deidre E. Walsh
One Post Office Square, Boston,
Massachusetts 02109
(Name and Address of Agent for Services)

(617)
482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2024
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund (ETV)
Semi-Annual Report
June 30, 2024

Commodity Futures Trading Commission Registration.
The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.
Managed Distribution Plan.
Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund currently distributes monthly cash distributions equal to $0.0993 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semi-Annual Report
June 30, 2024
Eaton Vance
Tax-Managed Buy-Write Opportunities Fund

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Performance

Portfolio Manager(s)
Thomas C. Seto of Parametric Portfolio Associates LLC and Charles B. Gaffney and Douglas R. Rogers, CFA, CMT of Eaton Vance Management
% Average Annual Total Returns 1	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	06/30/2005	12.85%	18.04%	9.84%	9.05%
Fund at Market Price	—	15.91	17.05	7.60	8.76

S&P 500® Index	—	15.29%	24.56%	15.03%	12.85%
NASDAQ-100® Index	—	17.47	30.77	21.74	18.90
Cboe S&P 500 BuyWrite Index SM	—	7.59	8.91	5.55	5.76
Cboe NASDAQ-100 BuyWrite Index SM	—	8.26	12.30	6.56	7.30
% Premium/Discount to NAV 2
As of period end	(4.14)%
Distributions 3
Total Distributions per share for the period	$0.583
Distribution Rate at NAV	8.36%
Distribution Rate at Market Price	8.72
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Fund Profile

Sector Allocation (% of total investments) 1
Top 10 Holdings (% of total investments) 1
Microsoft Corp.	8.8%
NVIDIA Corp.	8.6
Apple, Inc.	8.3
Amazon.com, Inc.	5.4
Meta Platforms, Inc., Class A	3.5
Alphabet, Inc., Class A	2.9
Alphabet, Inc., Class C	2.7
Broadcom, Inc.	1.9
Netflix, Inc.	1.7
Intuitive Surgical, Inc.	1.6
Total	45.4%

Footnotes:
1	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Endnotes and Additional Disclosures

1	S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. NASDAQ-100® Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Cboe S&P 500 BuyWrite Index
SM
measures the performance of a hypothetical buy-write strategy on the S&P 500® Index. Cboe NASDAQ-100 BuyWrite Index
SM
measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ-100® Index and writes (sells) NASDAQ-100® Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
2	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
3	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
Fund profile subject to change due to active management.
Important Notice to Shareholders
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund’s By-Laws from the Control Share Provisions of the Fund’s By-Laws.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Portfolio of Investments (Unaudited)

Common Stocks — 101.0%
Security	Shares	Value
Aerospace & Defense — 0.9%
Boeing Co. (1)	15,470	$ 2,815,695
Huntington Ingalls Industries, Inc. (2)	905	222,928
L3Harris Technologies, Inc. (2)	6,224	1,397,786
Northrop Grumman Corp. (2)	17,902	7,804,377
Textron, Inc. (2)	26,970	2,315,644
		$ 14,556,430
Air Freight & Logistics — 0.5%
FedEx Corp. (2)	25,598	$ 7,675,304
		$ 7,675,304
Automobiles — 1.4%
Tesla, Inc. (1)(2)	120,265	$ 23,798,038
		$ 23,798,038
Banks — 2.1%
Bank of America Corp.	130,000	$ 5,170,100
Fifth Third Bancorp (2)	88,466	3,228,124
Huntington Bancshares, Inc. (2)	179,679	2,368,169
JPMorgan Chase & Co. (2)	78,928	15,963,977
KeyCorp (2)	112,564	1,599,535
Regions Financial Corp. (2)	254,924	5,108,677
Truist Financial Corp. (2)	41,626	1,617,170
		$ 35,055,752
Beverages — 1.6%
Coca-Cola Co. (2)	153,903	$ 9,795,926
Constellation Brands, Inc., Class A (2)	3,691	949,621
PepsiCo, Inc. (2)	93,497	15,420,460
		$ 26,166,007
Biotechnology — 2.4%
AbbVie, Inc. (2)	41,395	$ 7,100,070
Amgen, Inc.	59,770	18,675,137
Gilead Sciences, Inc. (2)	202,361	13,883,988
		$ 39,659,195
Broadline Retail — 5.4%
Amazon.com, Inc. (1)	468,472	$ 90,532,214
		$ 90,532,214
Security	Shares	Value
Building Products — 0.5%
Allegion PLC (2)	10,516	$ 1,242,466
Masterbrand, Inc. (1)(2)	6,049	88,799
Trane Technologies PLC (2)	23,525	7,738,078
		$ 9,069,343
Capital Markets — 1.6%
CME Group, Inc. (2)	12,294	$ 2,417,000
Goldman Sachs Group, Inc. (2)	14,895	6,737,307
Moody's Corp. (2)	18,502	7,788,047
S&P Global, Inc. (2)	23,175	10,336,050
		$ 27,278,404
Chemicals — 1.4%
Air Products and Chemicals, Inc.	13,083	$ 3,376,068
Corteva, Inc. (2)	20,341	1,097,194
Dow, Inc. (2)	20,341	1,079,090
DuPont de Nemours, Inc. (2)	20,341	1,637,247
Linde PLC (2)	19,727	8,656,405
PPG Industries, Inc. (2)	59,416	7,479,880
		$ 23,325,884
Commercial Services & Supplies — 0.8%
Copart, Inc. (1)(2)	163,944	$ 8,879,207
Republic Services, Inc. (2)	15,474	3,007,217
Waste Management, Inc. (2)	10,149	2,165,188
		$ 14,051,612
Communications Equipment — 1.0%
Cisco Systems, Inc. (2)	358,876	$ 17,050,199
		$ 17,050,199
Consumer Finance — 1.0%
American Express Co.	26,474	$ 6,130,055
Capital One Financial Corp. (2)	10,757	1,489,307
Discover Financial Services (2)	65,245	8,534,698
		$ 16,154,060
Consumer Staples Distribution & Retail — 1.3%
Kroger Co. (2)	77,736	$ 3,881,359
Target Corp.	9,637	1,426,661
Walmart, Inc. (2)	232,395	15,735,465
		$ 21,043,485
Containers & Packaging — 0.2%
Packaging Corp. of America (2)	14,417	$ 2,631,968

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Portfolio of Investments (Unaudited) — continued

Security	Shares	Value
Containers & Packaging (continued)
WestRock Co. (2)	21,317	$ 1,071,392
		$ 3,703,360
Distributors — 0.1%
Genuine Parts Co. (2)	9,927	$ 1,373,103
		$ 1,373,103
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc. (2)	82,831	$ 3,415,951
		$ 3,415,951
Electric Utilities — 0.9%
Edison International (2)	98,847	$ 7,098,203
NextEra Energy, Inc. (2)	85,057	6,022,886
NRG Energy, Inc. (2)	25,141	1,957,479
		$ 15,078,568
Electrical Equipment — 0.3%
Eaton Corp. PLC (2)	6,652	$ 2,085,735
Rockwell Automation, Inc. (2)	8,828	2,430,172
		$ 4,515,907
Energy Equipment & Services — 0.0% (3)
Helmerich & Payne, Inc. (2)	4,130	$ 149,258
		$ 149,258
Entertainment — 2.1%
Netflix, Inc. (1)(2)	41,421	$ 27,954,204
Walt Disney Co. (2)	68,726	6,823,805
		$ 34,778,009
Financial Services — 2.3%
Berkshire Hathaway, Inc., Class B (1)	21,946	$ 8,927,633
Fidelity National Information Services, Inc. (2)	61,172	4,609,922
Mastercard, Inc., Class A (2)	19,091	8,422,185
Visa, Inc., Class A (2)	60,566	15,896,758
		$ 37,856,498
Food Products — 1.4%
General Mills, Inc. (2)	26,311	$ 1,664,434
Hershey Co. (2)	6,026	1,107,760
Hormel Foods Corp. (2)	21,160	645,168
JM Smucker Co. (2)	40,977	4,468,132
Security	Shares	Value
Food Products (continued)
Lamb Weston Holdings, Inc. (2)	16,086	$ 1,352,511
Mondelez International, Inc., Class A (2)	212,633	13,914,703
		$ 23,152,708
Ground Transportation — 0.6%
Norfolk Southern Corp. (2)	10,293	$ 2,209,804
Union Pacific Corp. (2)	37,756	8,542,673
		$ 10,752,477
Health Care Equipment & Supplies — 2.7%
Baxter International, Inc.	36,672	$ 1,226,678
Edwards Lifesciences Corp. (1)	66,378	6,131,336
Intuitive Surgical, Inc. (1)(2)	60,317	26,832,018
Stryker Corp. (2)	33,820	11,507,255
		$ 45,697,287
Health Care Providers & Services — 2.4%
Cigna Group (2)	26,981	$ 8,919,109
CVS Health Corp. (2)	33,957	2,005,500
DaVita, Inc. (1)(2)	11,550	1,600,484
McKesson Corp. (2)	15,861	9,263,458
UnitedHealth Group, Inc. (2)	36,299	18,485,629
		$ 40,274,180
Hotels, Restaurants & Leisure — 2.5%
Caesars Entertainment, Inc. (1)(2)	25,480	$ 1,012,575
Chipotle Mexican Grill, Inc. (1)(2)	159,400	9,986,410
Darden Restaurants, Inc. (2)	21,181	3,205,109
Marriott International, Inc., Class A (2)	67,519	16,324,069
McDonald's Corp. (2)	35,810	9,125,821
Yum! Brands, Inc. (2)	14,466	1,916,166
		$ 41,570,150
Household Durables — 0.2%
PulteGroup, Inc. (2)	21,021	$ 2,314,412
Whirlpool Corp. (2)	8,566	875,445
		$ 3,189,857
Household Products — 0.5%
Clorox Co. (2)	27,426	$ 3,742,826
Procter & Gamble Co. (2)	26,245	4,328,326
		$ 8,071,152

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Portfolio of Investments (Unaudited) — continued

Security	Shares	Value
Industrial REITs — 0.1%
ProLogis, Inc. (2)	21,785	$ 2,446,673
		$ 2,446,673
Insurance — 1.4%
American International Group, Inc.	30,480	$ 2,262,835
Chubb Ltd. (2)	35,393	9,028,046
Lincoln National Corp. (2)	11,270	350,497
Marsh & McLennan Cos., Inc. (2)	18,528	3,904,220
Travelers Cos., Inc.	35,246	7,166,922
Unum Group (2)	5,352	273,541
		$ 22,986,061
Interactive Media & Services — 9.2%
Alphabet, Inc., Class A (2)	271,342	$ 49,424,945
Alphabet, Inc., Class C (2)	245,218	44,977,886
Meta Platforms, Inc., Class A (2)	115,899	58,438,594
		$ 152,841,425
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. (2)	11,884	$ 1,540,523
Danaher Corp. (2)	9,298	2,323,105
Revvity, Inc. (2)	23,065	2,418,596
Thermo Fisher Scientific, Inc. (2)	4,361	2,411,633
		$ 8,693,857
Machinery — 1.2%
Caterpillar, Inc. (2)	8,507	$ 2,833,682
Dover Corp. (2)	25,606	4,620,603
Flowserve Corp. (2)	4,274	205,579
Ingersoll Rand, Inc. (2)	20,758	1,885,657
Parker-Hannifin Corp. (2)	12,967	6,558,838
Stanley Black & Decker, Inc. (2)	43,010	3,436,069
		$ 19,540,428
Media — 0.9%
Comcast Corp., Class A (2)	363,307	$ 14,227,102
		$ 14,227,102
Metals & Mining — 0.3%
Freeport-McMoRan, Inc. (2)	94,914	$ 4,612,820
Newmont Corp. (2)	25,563	1,070,323
		$ 5,683,143
Security	Shares	Value
Multi-Utilities — 0.6%
CMS Energy Corp. (2)	177,055	$ 10,540,084
		$ 10,540,084
Oil, Gas & Consumable Fuels — 2.5%
Chevron Corp. (2)	56,514	$ 8,839,920
Diamondback Energy, Inc. (2)	88,555	17,727,825
Exxon Mobil Corp. (2)	30,711	3,535,450
Marathon Oil Corp. (2)	20,484	587,276
ONEOK, Inc. (2)	27,001	2,201,932
Phillips 66 (2)	42,445	5,991,961
Williams Cos., Inc. (2)	48,643	2,067,328
		$ 40,951,692
Passenger Airlines — 0.1%
Alaska Air Group, Inc. (1)	3,244	$ 131,058
Southwest Airlines Co. (2)	50,084	1,432,903
United Airlines Holdings, Inc. (1)(2)	5,240	254,978
		$ 1,818,939
Personal Care Products — 0.2%
Estee Lauder Cos., Inc., Class A (2)	29,712	$ 3,161,357
		$ 3,161,357
Pharmaceuticals — 2.6%
Bristol-Myers Squibb Co. (2)	116,387	$ 4,833,552
Eli Lilly & Co. (2)	12,756	11,549,027
Johnson & Johnson (2)	36,122	5,279,592
Merck & Co., Inc. (2)	117,905	14,596,639
Pfizer, Inc. (2)	220,239	6,162,287
		$ 42,421,097
Professional Services — 0.5%
Dayforce, Inc. (1)(2)	84,930	$ 4,212,528
Equifax, Inc. (2)	14,785	3,584,771
Robert Half, Inc. (2)	12,784	817,920
		$ 8,615,219
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (1)(2)	16,438	$ 1,464,790
		$ 1,464,790
Residential REITs — 0.3%
Mid-America Apartment Communities, Inc. (2)	36,921	$ 5,265,304
		$ 5,265,304

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Portfolio of Investments (Unaudited) — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 18.1%
Advanced Micro Devices, Inc. (1)	136,861	$ 22,200,223
Analog Devices, Inc.	56,522	12,901,712
ASML Holding NV - NY Shares (2)(4)	10,751	10,995,370
Broadcom, Inc. (2)	20,003	32,115,417
Lam Research Corp. (2)	22,778	24,255,153
Microchip Technology, Inc. (2)	73,658	6,739,707
NVIDIA Corp. (2)	1,170,300	144,578,862
ON Semiconductor Corp. (1)(2)	99,333	6,809,277
QUALCOMM, Inc. (2)	104,895	20,892,986
Texas Instruments, Inc. (2)	99,048	19,267,807
		$ 300,756,514
Software — 12.9%
Adobe, Inc. (1)(2)	35,801	$ 19,888,887
Fortinet, Inc. (1)	143,167	8,628,675
Microsoft Corp. (2)	331,048	147,961,904
Oracle Corp. (2)	111,415	15,731,798
Salesforce, Inc. (2)	42,773	10,996,938
ServiceNow, Inc. (1)(2)	13,840	10,887,513
		$ 214,095,715
Specialized REITs — 0.4%
American Tower Corp. (2)	17,730	$ 3,446,357
Iron Mountain, Inc. (2)	38,019	3,407,263
		$ 6,853,620
Specialty Retail — 1.2%
Advance Auto Parts, Inc. (2)	18,636	$ 1,180,218
Best Buy Co., Inc.	29,375	2,476,019
Home Depot, Inc. (2)	44,913	15,460,851
		$ 19,117,088
Technology Hardware, Storage & Peripherals — 8.4%
Apple, Inc.	664,804	$ 140,021,019
		$ 140,021,019
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B (2)	87,443	$ 6,590,579
		$ 6,590,579
Tobacco — 0.2%
Altria Group, Inc. (2)	38,103	$ 1,735,591
Security	Shares	Value
Tobacco (continued)
Philip Morris International, Inc. (2)	16,505	$ 1,672,452
		$ 3,408,043
Trading Companies & Distributors — 0.6%
Fastenal Co. (2)	158,488	$ 9,959,386
		$ 9,959,386
Total Common Stocks (identified cost $362,681,835)		$1,680,453,527

Short-Term Investments — 0.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.22% (5)	2,341,442	$ 2,341,442
Total Short-Term Investments (identified cost $2,341,442)		$ 2,341,442
Total Investments — 101.1% (identified cost $365,023,277)		$1,682,794,969
Total Written Call Options — (1.1)% (premiums received $13,723,574)		$ (17,578,991)
Other Assets, Less Liabilities — (0.0)% (3)		$ (1,158,969)
Net Assets — 100.0%		$1,664,057,009
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security (or a portion thereof) has been pledged as collateral for written options.
(3)	Amount is less than 0.05% or (0.05)%, as applicable.
(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At June 30, 2024, the aggregate value of these securities is $10,995,370 or 0.7% of the Fund's net assets.
(5)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of June 30, 2024.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Portfolio of Investments (Unaudited) — continued

Written Call Options (Exchange-Traded) — (1.1)%
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
NASDAQ 100 Index	28	$55,112,036	$19,000	7/1/24	$ (1,976,660)
NASDAQ 100 Index	28	55,112,036	19,200	7/2/24	(1,435,000)
NASDAQ 100 Index	27	53,143,749	19,300	7/3/24	(1,151,550)
NASDAQ 100 Index	28	55,112,036	19,300	7/8/24	(1,286,880)
NASDAQ 100 Index	27	53,143,749	19,800	7/10/24	(391,905)
NASDAQ 100 Index	27	53,143,749	19,900	7/12/24	(382,455)
NASDAQ 100 Index	27	53,143,749	20,000	7/15/24	(315,495)
NASDAQ 100 Index	27	53,143,749	20,200	7/17/24	(209,250)
NASDAQ 100 Index	26	51,175,462	20,000	7/19/24	(400,790)
NASDAQ 100 Index	27	53,143,749	20,000	7/22/24	(465,615)
NASDAQ 100 Index	27	53,143,749	20,100	7/24/24	(422,820)
NASDAQ 100 Index	27	53,143,749	20,200	7/26/24	(645,023)
S&P 500 Index	147	80,269,056	5,360	7/1/24	(1,586,130)
S&P 500 Index	146	79,723,008	5,380	7/2/24	(1,298,670)
S&P 500 Index	147	80,269,056	5,410	7/3/24	(943,740)
S&P 500 Index	147	80,269,056	5,410	7/8/24	(1,078,980)
S&P 500 Index	145	79,176,960	5,500	7/10/24	(335,675)
S&P 500 Index	146	79,723,008	5,490	7/12/24	(534,360)
S&P 500 Index	147	80,269,056	5,490	7/15/24	(574,035)
S&P 500 Index	146	79,723,008	5,550	7/17/24	(275,940)
S&P 500 Index	145	79,176,960	5,530	7/19/24	(435,725)
S&P 500 Index	145	79,176,960	5,540	7/22/24	(412,525)
S&P 500 Index	145	79,176,960	5,540	7/24/24	(461,825)
S&P 500 Index	146	79,723,008	5,570	7/26/24	(557,943)
Total					$(17,578,991)
Abbreviations:
REITs	– Real Estate Investment Trusts

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Statement of Assets and Liabilities (Unaudited)

June 30, 2024
Assets
Unaffiliated investments, at value (identified cost $362,681,835)	$ 1,680,453,527
Affiliated investments, at value (identified cost $2,341,442)	2,341,442
Dividends receivable	755,422
Dividends receivable from affiliated investments	22,167
Receivable for investments sold	4,638,662
Receivable for premiums on written options	1,202,966
Trustees' deferred compensation plan	175,477
Total assets	$1,689,589,663
Liabilities
Written options outstanding, at value (premiums received $13,723,574)	$ 17,578,991
Payable for closed written options	6,069,688
Payable to affiliates:
Investment adviser fee	1,355,808
Trustees' fees	25,466
Trustees' deferred compensation plan	175,477
Accrued expenses	327,224
Total liabilities	$ 25,532,654
Net Assets	$1,664,057,009
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 1,167,546
Additional paid-in capital	425,852,684
Distributable earnings	1,237,036,779
Net Assets	$1,664,057,009
Common Shares Issued and Outstanding	116,754,568
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 14.25

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Statement of Operations (Unaudited)

Six Months Ended
June 30, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $8,814)	$ 10,278,566
Dividend income from affiliated investments	125,663
Total investment income	$ 10,404,229
Expenses
Investment adviser fee	$ 7,993,812
Trustees’ fees and expenses	50,978
Custodian fee	210,044
Transfer and dividend disbursing agent fees	9,068
Legal and accounting services	78,072
Printing and postage	228,588
Miscellaneous	55,968
Total expenses	$ 8,626,530
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 3,625
Total expense reductions	$ 3,625
Net expenses	$ 8,622,905
Net investment income	$ 1,781,324
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 123,594,647
Written options	(72,035,874)
Net realized gain	$ 51,558,773
Change in unrealized appreciation (depreciation):
Investments	$ 129,949,854
Written options	6,697,577
Net change in unrealized appreciation (depreciation)	$136,647,431
Net realized and unrealized gain	$188,206,204
Net increase in net assets from operations	$189,987,528

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Statements of Changes in Net Assets

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,781,324	$ 5,021,008
Net realized gain	51,558,773	44,734,638
Net change in unrealized appreciation (depreciation)	136,647,431	205,312,548
Net increase in net assets from operations	$ 189,987,528	$ 255,068,194
Distributions to shareholders	$ (68,021,211) *	$ (66,572,878)
Tax return of capital to shareholders	$ —	$ (64,256,058)
Capital share transactions:
Reinvestment of distributions	$ —	$ 2,879,543
Issued in connection with tax-free reorganization (see Note 9)	—	93,519,783
Net increase in net assets from capital share transactions	$ —	$ 96,399,326
Net increase in net assets	$ 121,966,317	$ 220,638,584
Net Assets
At beginning of period	$ 1,542,090,692	$ 1,321,452,108
At end of period	$1,664,057,009	$1,542,090,692
*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Financial Highlights

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31,
		2023	2022	2021	2020	2019
Net asset value — Beginning of period	$ 13.210	$ 12.100	$ 16.130	$ 14.480	$ 14.640	$ 13.360
Income (Loss) From Operations
Net investment income (1)	$ 0.015	$ 0.044	$ 0.053	$ 0.013	$ 0.075	$ 0.083
Net realized and unrealized gain (loss)	1.608	2.204	(2.798)	2.910	1.080	2.486
Total income (loss) from operations	$ 1.623	$ 2.248	$ (2.745)	$ 2.923	$ 1.155	$ 2.569
Less Distributions
From net investment income	$ (0.583)*	$ (0.043)	$ (0.051)	$ —	$ (0.074)	$ (0.082)
From net realized gain	—	(0.536)	(0.396)	—	—	—
Tax return of capital	—	(0.559)	(0.851)	(1.330)	(1.256)	(1.248)
Total distributions	$ (0.583)	$ (1.138)	$ (1.298)	$ (1.330)	$ (1.330)	$ (1.330)
Premium from common shares sold through shelf offering (see Note 5) (1)	$ —	$ —	$ 0.013	$ 0.057	$ 0.015	$ 0.041
Net asset value — End of period	$ 14.250	$ 13.210	$ 12.100	$ 16.130	$ 14.480	$ 14.640
Market value — End of period	$ 13.670	$ 12.330	$ 12.280	$ 16.740	$ 15.350	$ 14.950
Total Investment Return on Net Asset Value (2)	12.85% (3)	19.58%	(17.55)%	21.39%	9.14%	20.23%
Total Investment Return on Market Value (2)	15.91% (3)	9.98%	(19.37)%	18.84%	13.30%	21.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,664,057	$1,542,091	$1,321,452	$1,694,817	$1,327,348	$1,268,146
Ratios (as a percentage of average daily net assets):
Expenses	1.08% (4)(5)	1.09% (5)	1.08% (5)	1.08%	1.09%	1.08%
Net investment income	0.22% (4)	0.34%	0.39%	0.08%	0.55%	0.59%
Portfolio Turnover	2% (3)	8%	19%	9%	9%	6%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the six months ended June 30, 2024 and the years ended December 31, 2023 and 2022).
*	A portion of the distributions may be deemed from net realized gain or a tax return of capital at year-end. See Note 2.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies
Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation
—
The following methodologies are used to determine the market value or fair value of investments.
Equity Securities.
 Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives.
U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.
Other.
Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation.
In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions
—
Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income
—
Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.
D  Federal Taxes
—
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of June 30, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Use of Estimates
—
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications
—
Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Notes to Financial Statements (Unaudited) — continued

G  Written Options
—
Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
H  Interim Financial Statements
—
The interim financial statements relating to June 30, 2024 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.
2  Distributions to Shareholders and Income Tax Information
Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2024, the amount of distributions estimated to be a tax return of capital was approximately $66,616,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.
At December 31, 2023, the Fund had a net capital loss of $56,932,941 attributable to security transactions incurred after October 31, 2023 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2024.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at June 30, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 367,118,139
Gross unrealized appreciation	$ 1,299,099,817
Gross unrealized depreciation	(1,001,978)
Net unrealized appreciation	$1,298,097,839
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily gross assets, as defined in the investment advisory agreement, as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1.5 billion	1.000%
Over $1.5 billion up to and including $3 billion	0.980%
Over $3 billion up to and including $5 billion	0.960%
Over $5 billion	0.940%
For purposes of this calculation, gross assets represent net assets plus obligations attributable to investment leverage. During the six months ended June 30, 2024, the Fund had no obligations attributable to investment leverage. For the six months ended June 30, 2024, the investment adviser fee amounted to $7,993,812 or 1.00% (annualized) of the Fund's average daily gross assets.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Notes to Financial Statements (Unaudited) — continued

Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the six months ended June 30, 2024, the investment adviser fee paid was reduced by $3,625 relating to the Fund’s investment in the Liquidity Fund. EVM also serves as administrator of the Fund, but receives no compensation.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $25,635,071 and $163,546,670, respectively, for the six months ended June 30, 2024.
5  Common Shares of Beneficial Interest and Shelf Offering
The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended June 30, 2024. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the year ended December 31, 2023 were 230,558.
In August 2012, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended June 30, 2024 and the year ended December 31, 2023.
Pursuant to its most recent registration statement filed with the SEC, the Fund is authorized to issue up to an additional 19,503,313 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund's net asset value per common share. During the six months ended June 30, 2024 and the year ended December 31, 2023, there were no shares sold by the Fund pursuant to its shelf offering.
6  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2024 is included in the Portfolio of Investments. At June 30, 2024, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the value of the underlying index decline.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2024 was as follows:
	Fair Value
Derivative	Asset Derivative	Liability Derivative (1)
Written options	$ —	$(17,578,991)
(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2024 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income (1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income (2)
Written options	$(72,035,874)	$6,697,577
(1)	Statement of Operations location: Net realized gain (loss): Written options.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Written options.
The average number of written options contracts outstanding during the six months ended June 30, 2024, which is indicative of the volume of this derivative type, was 2,150 contracts.
7  Affiliated Investments
At June 30, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $2,341,442, which represents 0.1% of the Fund's net assets. Transactions in such investments by the Fund for the six months ended June 30, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$5,160,748	$129,518,532	$(132,337,838)	$ —	$ —	$2,341,442	$125,663	2,341,442
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Notes to Financial Statements (Unaudited) — continued

At June 30, 2024, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 1,680,453,527*	$ —	$ —	$ 1,680,453,527
Short-Term Investments	2,341,442	—	—	2,341,442
Total Investments	$ 1,682,794,969	$ —	$ —	$ 1,682,794,969
Liability Description
Written Call Options	$ (17,578,991)	$ —	$ —	$ (17,578,991)
Total	$ (17,578,991)	$ —	$ —	$ (17,578,991)
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
9  Reorganization
At the close of business on April 14, 2023, the Fund acquired the net assets of Eaton Vance Tax-Managed Buy-Write Strategy Fund (Buy-Write Strategy Fund) pursuant to an Agreement and Plan of Reorganization approved by shareholders of Buy-Write Strategy Fund. The purpose of the transaction was to combine two funds managed by EVM with substantially similar investment objectives and policies. The reorganization was accomplished by a tax-free exchange of 7,331,770 shares of the Fund (valued at $93,519,783) for the 9,769,874 shares of Buy-Write Strategy Fund outstanding on April 14, 2023.
The investment portfolio of Buy-Write Strategy Fund, with a fair value of $82,082,623 and identified cost of $46,010,081 and cash were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from Buy-Write Strategy Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $1,395,732,729. The net assets of Buy-Write Strategy Fund at that date of $93,519,783, including $18,870,129 of accumulated net realized losses and $36,072,542 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $1,489,252,512.
Assuming the acquisition had been completed on January 1, 2023, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended December 31, 2023 are as follows:
Net investment income	$ 5,064,126
Net realized and unrealized gain	$257,051,148
Net increase in net assets from operations	$262,115,274
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it was not practicable to separate the amounts of revenue and earnings of Buy-Write Strategy Fund since April 14, 2023 through December 31, 2023.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 10, 2024. The following action was taken by the shareholders:
Proposal 1(b):
The election of Cynthia E. Frost, Scott E. Wennerholm and Nancy A. Wiser as Class I Trustees of the Fund for a three-year term expiring in 2027.
	Number of Shares
Nominees for Trustee	For	Withheld
Cynthia E. Frost	82,236,298	2,347,725
Scott E. Wennerholm	82,430,668	2,153,355
Nancy A. Wiser	82,196,548	2,387,475

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements
1
for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•
Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
1
Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Parametric

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Board of Trustees’ Contract Approval — continued

Portfolio Associates LLC (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education and experience of the investment professionals who provide services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating its activities in implementing the Fund’s investment strategies. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on one or more U.S. indices. The Board considered that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. With respect to the Sub-adviser, the Board considered the experience of the Sub-adviser’s investment professionals in deploying quantitative-based investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its blended and one of its secondary benchmark indexes and lower than its primary and other secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to requests from the Contract Review Committee.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are not excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that the Fund is authorized to issue additional common shares through a shelf offering. The Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2024
Officers and Trustees

Officers
R. Kelly Williams, Jr. President	Nicholas S. Di Lorenzo Secretary
Deidre E. Walsh Vice President and Chief Legal Officer	Laura T. Donovan Chief Compliance Officer
James F. Kirchner Treasurer
Trustees
George J. Gorman Chairperson
Alan C. Bowser
Mark R. Fetting
Cynthia E. Frost
Valerie A. Mosley
Keith Quinton
Marcus L. Smith
Susan J. Sutherland
Scott E. Wennerholm
Nancy A. Wiser

Eaton Vance Funds
U.S. Customer Privacy Notice	March 2024

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email:
EVPrivacy@eatonvance.com
Please note:
If you are a
new
customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer
our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Who we are
Who is providing this notice?	Eaton Vance Management and our investment management affiliates (“Eaton Vance”) (see Affiliates definition below.)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■
Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Parametric Portfolio Associates LLC, Atlanta Capital Management Company LLC, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Co.; registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the “Morgan Stanley Affiliates”).

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance does not jointly market.

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Other important information
*PLEASE NOTE: Eaton Vance does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does Eaton Vance enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent Eaton Vance from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.
Vermont:
Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California:
Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents.

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.
Equiniti Trust Company, LLC
(“
EQ
”),
the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise.
 If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings.

Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program.

The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders.

If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information.

Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

Investment Adviser and Administrator
Eaton Vance Management
One Post Office Square
Boston, MA 02109
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC (“EQ”)
P.O. Box 500
Newark, NJ 07101
Fund Offices
One Post Office Square
Boston, MA 02109

7745    6.30.24

(a)

(b)	Not applicable.

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”), an indirect, wholly-owned subsidiary of Morgan Stanley, is the investment adviser of the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as the sub-adviser of the Fund. Charles B. Gaffney, Douglas R. Rogers, CFA, CMT, Thomas C. Seto, Xiaozhen Li and Gordon Wotherspoon comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Messrs. Gaffney and Rogers are Vice Presidents of Eaton Vance, have managed other Eaton Vance portfolios for more than five years, and have been portfolio managers of the Fund since May 2023. Mr. Seto is Head of Investment Management at Parametric, has managed other Eaton Vance portfolios for more than five years and has been a portfolio manager of the Fund since April 2005. Ms. Li is an Executive Director of Morgan Stanley and has been a Director, Private Client Direct Group at Parametric for more than five years. Mr. Wotherspoon is a Managing Director of Morgan Stanley and Managing Director, Advisor Channel Portfolio Management at Parametric for more than five years. Ms. Li and Mr. Wotherspoon have been portfolio managers of the Fund since July 2024.

The following table shows, as of June 30, 2024, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts		Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Charles B. Gaffney(1)
Registered Investment Companies	12		$11,369.1	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	0		$0	0	$0
Douglas R. Rogers, CFA, CMT(1)(2)
Registered Investment Companies	12		$9,909.1	0	$0
Other Pooled Investment Vehicles	1		$50.7	0	$0
Other Accounts	5		$1,828.5	0	$0
Xiaozhen Li
Registered Investment Companies	9		$3,303.3	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	100,568		$268,707.1	0	$0
Gordon Wotherspoon
Registered Investment Companies	0		$0	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	100,623		$271,854.3	0	$0
Thomas C. Seto(1)
Registered Investment Companies	66	(3)	$40,725.2	0	$0
Other Pooled Investment Vehicles	7		$532.5	0	$0
Other Accounts	100,623		$271,854.3	0	$0
(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

This portfolio manager may provide advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program. The assets managed may include assets advised on a nondiscretionary or model basis.

(3)

This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.

The following table shows, as of June 30, 2024, the dollar range of Fund shares beneficially owned by each portfolio manager.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund

Charles B. Gaffney	None

Douglas R. Rogers, CFA, CMT	None

Xiaozhen Li	None

Gordon Wotherspoon	None

Thomas C. Seto	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Individual contribution and performance

•	Contribution to client objectives

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods), (2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider Further the only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.

(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
Principal Executive Officer

Date:	August 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	August 23, 2024

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
Principal Executive Officer

Date:	August 23, 2024